UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2007

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805)745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2007, the Board of Directors of CKE Restaurants, Inc. (the "Company") amended Article VI, Sections 6.1, 6.2, 6.3 and 6.4 of the Company’s Bylaws to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock, as permitted under the Delaware General Corporation Law. Prior to the foregoing amendment, the Company’s Bylaws did not address the issuance or transfer of uncertificated shares. The amendment was adopted in order to make the Company eligible to participate in a direct registration system, which allows shares of stock to be owned, reported and transferred electronically without the need for physical stock certificates, as required by Section 501.00 of the New York Stock Exchange (the "NYSE") Listed Company Manual ("Section 501.00"). Section 501.00, which was approved by the Securities and Exchange Commission on August 8, 2006, requires that all companies listed on the NYSE be eligible for a direct registration system operated by a securities depository by January 1, 2008 in order to qualify for continued listing.

A copy of the Certificate of Amendment to the Company’s Bylaws is attached hereto as Exhibit 3.6 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 10, 2007, the Company announced that its Board of Directors has declared a fourth quarter dividend of $0.06 per share of its common stock to be paid on February 19, 2008 to its stockholders of record at the close of business on January 28, 2008. The press release is attached as Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.6 Certificate of Amendment of Bylaws of CKE Restaurants, Inc., as adopted December 4, 2007

99.1 Press release, dated December 10, 2007, issued by CKE Restaurants, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

December 10, 2007	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.6	Certificate of Amendment of Bylaws of CKE Restaurants, Inc., as adopted December 4, 2007
99.1	Press release, dated December 10, 2007, issued by CKE Restaurants, Inc.